UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________________________
FORM 8-K
______________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): June 27, 2023
PBF ENERGY INC.
PBF ENERGY COMPANY LLC
PBF HOLDING COMPANY LLC
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35764	45-3763855
Delaware	333-206728-02	61-1622166
Delaware	333-186007	27-2198168
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
_____________________________________________

One Sylvan Way, Second Floor
Parsippany, New Jersey 07054
(Address of the Principal Executive Offices) (Zip Code)

(973) 455-7500
(Registrant’s Telephone Number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)
_____________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of The Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $.001	PBF	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12-b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter): ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 - Entry Into a Material Definitive Agreement.
On June 27, 2023 (the “Execution Date”), PBF Energy Company LLC (“PBF LLC”), a subsidiary of PBF Energy Inc. (“PBF Energy” and collectively with its consolidated subsidiaries including PBF Holding, the “Company”), closed the Subscription Agreement (the “Subscription Agreement”) with Eni Sustainable Mobility, a subsidiary of Eni S.p.A. (“Eni Sustainable Mobility”), pursuant to which PBF Green Fuels LLC, a subsidiary of the Company (“PBF Member”) and Eni Sustainable Mobility US, Inc., a subsidiary of Eni (“Eni Member” and together with the PBF Member, the “Members” or the “Initial Members”), will partner in a 50-50 joint venture, St. Bernard Renewables LLC (“SBR”) that owns the biorefinery (the “Renewable Diesel Facility”) co-located with the Company’s Chalmette Refinery in Louisiana. In connection with the closing of the Subscription Agreement, SBR and the Members entered into a number of related agreements (collectively, the “Related Agreements”), including a contribution agreement (the “Contribution Agreement”) and an amended and restated limited liability company agreement for SBR (the “JV Agreement”), which is the primary governing document of the partnership and contains the understandings and agreements of the parties regarding the governance of SBR and relationship between the PBF Member and the Eni Member.

Pursuant to the Contribution Agreement, the Company has contributed the Renewable Diesel Facility and certain other assets and Eni Sustainable Mobility has committed to make capital reimbursements and contributions totaling $835 million, excluding working capital, to PBF, of which $431 million was paid at closing. The remainder of the total consideration will be contributed by Eni Sustainable Mobility upon start-up of the pre-treatment unit (“PTU”). An additional $50 million in contingent consideration will be paid by Eni Sustainable Mobility subject to the achievement of certain project milestones and performance criteria.

Under the JV Agreement, each of the PBF Member and the Eni Member will initially own 50% of the ownership and voting interest in the Joint Venture. Pursuant to the JV Agreement, the Joint Venture will have a board of directors (the “Board”) initially consisting of four directors, with the PBF Member and the Eni Member each appointing two directors. Subject to the terms of the JV Agreement, the PBF Member will appoint a General Manager and the Eni Member will appoint a Deputy General Manager, each of whom will report to the Board and have the duties defined in the JV Agreement.

The Members have agreed that, to the fullest extent permitted by law, (i) each other Member and such other Member’s Affiliates (as defined in the JV Agreement) and Controlled Affiliates (as defined in the JV Agreement) (each, a “Competing Person”) may engage or invest in, and devote their time to, such other business ventures, opportunities or activities as such Competing Persons may choose, whether or not any such venture, opportunity or activity is considered competitive with SBR or its Subsidiaries (as defined in the JV Agreement) or their respective businesses and whether or not SBR, any of its Subsidiaries, each other Member or such other Member’s Affiliates or Controlled Affiliate participates in any such venture, opportunity or activity without providing SBR, SBR’s Subsidiaries, any other Member or such other Member’s Affiliates the right to participate in such other venture, opportunity or activity (collectively, the “Right to Compete”), (ii) none of SBR, any of its Subsidiaries, any Member or any Member’s Affiliate or Controlled Affiliate shall have any right by virtue of this Agreement or the relationship created hereby in or to any such other venture, opportunity or activity (or to the income or proceeds derived therefrom), notwithstanding any duty (fiduciary or otherwise) existing at Law or in equity, and (iii) the pursuit of any such other venture, opportunity, or activity shall not be deemed wrongful or improper or a violation of this Agreement or of any duty (fiduciary or otherwise) existing at law or in equity; provided that the pursuit of any such other venture, opportunity, or activity shall not require the use of any personnel seconded to SBR or the use of any of SBR’s Assets; provided, further, that the foregoing limitation shall not apply to (x) any knowledge or know-how of any personnel of a Competing Person or (y) any trade secrets or other intellectual property rights of a Competing Person, including any of same utilized for the benefit of SBR or any of its Subsidiaries in the performance of the Business. The Right to Compete of each Competing Person shall not require notice to, approval from, or subject to the provisions of paragraph below, other sharing with, the other Members, SBR or SBR’s Subsidiaries. To the fullest extent permitted by law, the legal doctrines of “corporate opportunity,” “business opportunity” and similar doctrines shall not be applied to any such other venture, opportunity or activity in which any Competing Person may engage or invest or to which any Competing Person may devote its time.

Notwithstanding the foregoing, in the event an Initial Member (the “Offering Member”) and/or one of its Affiliates or Controlled Affiliates is pursuing a Sponsored Project, such Offering Member shall provide, or shall cause its Affiliate or Controlled Affiliate to provide, the other Initial Member, or its designated Affiliate (collectively, the “Offeree Member”), a right of first offer to participate for up to a 50% equity interest in such Sponsored Project (each, an “Opportunity”) in accordance with the terms of the JV Agreement, subject to the following: (i) the Offering Member will deliver notice to the Offeree Member of its intent to pursue any Opportunity, which notice will include the particulars of such Opportunity, a reasonable timeline by which the joint venture agreements shall be entered into and the commencement of the development and construction of the related project and a good faith estimate of the cost to develop such project and other economic terms or metrics that the Offering Member considers relevant in its assessment to pursue such Opportunity (“Right of First Offer Notice”); (ii) the Offeree Member shall have a period of ninety (90) days from receipt of the Right of First Offer Notice to elect to present a written offer detailing the cash consideration that the Offeree Member is willing to pay to participate in such Opportunity and the associated participating economic interest it expects to receive based on its valuation of the Opportunity (the “First Offer”), which shall be valid for one hundred eighty (180) days, unless earlier withdrawn by the Offeree Member;

and (iii) the Offeree Member’s participation in such Opportunity is at its sole discretion and any failure of the Offeree Member to provide a First Offer within such ninety (90) day period shall be deemed a rejection of participation in such Opportunity.

Upon receipt of the First Offer, the Offering Member (and/or any Affiliate or Controlled Affiliate thereof) shall have one hundred eighty (180) days during which the Offering Member (or any Affiliate or Controlled Affiliate thereof) may seek participation in such Opportunity by one or more Third Parties. In order for the Offering Member (and/or any Affiliate or Controlled Affiliate thereof) to be able to accept participation by any such Third Parties, the aggregate cash consideration from such Third Parties must exceed the First Offer based on an equivalent participating economic interest and valuation of such Opportunity (a “Superior Offer”). In the event the Offering Member (and/or its Affiliate or Controlled Affiliate) obtains a Superior Offer from a Third Party, the Offering Member shall provide the Offeree Member prompt written notice of such Superior Offer, setting out the terms thereof (the “Right of First Refusal Notice”), and the Offeree Member shall have thirty (30) days from receipt of such Right of First Refusal Notice in which to elect to agree to the terms of such Superior Offer (“Matching Offer”). If (x) the Offering Member (and/or any Affiliate or Controlled Affiliate thereof) accepts the First Offer prior to withdrawal by the Offeree Member or the expiration of the one hundred eighty (180) day period or (y) the Offeree Member makes a Matching Offer within thirty (30) days from receiving the Right of First Refusal Notice, as applicable, the Offering Member (and/or any Affiliate or Controlled Affiliate thereof) and the Offeree Member shall work in good faith to reach mutually agreeable terms and enter into definitive agreements to develop such Opportunity within one hundred twenty (120) days of the Offering Member’s acceptance of the First Offer or the Matching Offer, as applicable. If (A) the Offering Member and the Offeree Member fail to enter into such definitive agreements to develop such Opportunity within such one hundred twenty (120) day period (or such later period as may be granted by the Offering Member) or (B) the Offeree Member fails to make a Matching Offer within thirty (30) days from receiving the Right of First Refusal Notice, as applicable, then, in each case, the Offering Member (or any Affiliate or Controlled Affiliate thereof) shall thereafter have the absolute right to pursue such Opportunity independently of the Offeree Member or any Affiliate thereof without any obligation to re-present such Opportunity to the Offeree Member. However, (1) if the Offering Member (and/or any Affiliate or Controlled Affiliate thereof) has not secured a Superior Offer on or before the expiration of the one hundred eighty (180) days following receipt of a First Offer or (2) if the Offering Member and a Third Party fail to (i) execute definitive agreements agreeing to the terms of a Superior Offer (on which the Offeree Member has not made a Matching Offer) within one hundred twenty (120) days after delivery of the Right of First Refusal Notice or (ii) consummate such agreements within one (1) year after delivery of the Right of First Refusal Notice, and, in each case, the Offering Member continues to desire a partner for such Opportunity, the Offering Member shall (or shall cause its Affiliate or Controlled Affiliate to) again present a Right of First Offer Notice to the Offeree Member and restart the process.

Pursuant to the JV Agreement, SBR has granted to PBF Member the right of first offer (but without obligation) to acquire, upon thirty (30) days advance notice, any and all renewable identification numbers, low carbon fuel standard credits and other North American environmental credits at prevailing market prices as determined in accordance with an established pricing mechanism agreed by the Members that may arise from the production at the Renewable Diesel Facility. Following such advance notice from SBR, if PBF Member fails or elects not to purchase any identified quantity of renewable identification numbers, low carbon fuel standard credits or other North American environmental credits, SBR shall be free to market and sell such quantity and credit type to a Third Party. Such grant shall become effective at the time that such credits arise and shall continue until the date that is the earlier of (x) PBF Member’s Percentage Interest falls below 50% and is otherwise not equal to or greater than Eni Member’s Percentage Interest or (y) the date PBF Member otherwise ceases to be a Member of SBR (in each case, other than pursuant to a Transfer of PBF Member’s Member Interest to a Controlled Affiliate of PBF Member).

The foregoing description is summary in nature, is not intended to be complete and is qualified in its entirety by reference to the full text of the Contribution Agreement and the JV Agreement, a copy of which is attached hereto as Exhibit 10.1 and 10.2, respectively, and incorporated herein by reference. The Subscription Agreement, the Contribution Agreement and Related Agreements contain representations and warranties by PBF LLC, Eni Sustainable Mobility and/or their affiliates as of specific dates. The representations and warranties reflect negotiations between the parties to the Subscription Agreement and the Related Agreements and are not intended as statements of fact to be relied upon by SBR’s shareholders; in certain cases, the representations and warranties merely represent allocation decisions among the parties; may have been modified or qualified by certain confidential disclosures that were made between the parties in connection with the negotiation of the Subscription Agreement and the Related Agreements, which disclosures are not reflected in the Subscription Agreement itself; may no longer be true as of a given date; and may apply standards of materiality in a way that is different from what may be viewed as material by shareholders. As such, the representations and warranties are solely for the benefit of the parties to the agreement. The representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, may change after the date of the Subscription Agreement and should not be relied upon as statements of facts.

Item 7.01. Regulation FD Disclosure

On June 28, 2023, PBF Energy issued a press release announcing the closing of the St. Bernard Renewables LLC 50-50 joint venture with Eni Sustainable Mobility. A copy of the press release is attached hereto as Exhibit 99.1, and incorporated herein by reference.

The information in this Item 7.01 is being furnished, not filed, pursuant to Regulation FD. Accordingly, the information in Items 7.01 (including Exhibit 99.1 and 99.2) of this report will not be incorporated by reference into any registration statement filed by SBR under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by the Company that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company or any of its affiliates.

Forward-Looking Statements

Statements contained in the exhibit to this report relating to future plans, results, performance, expectations, achievements and the like are considered “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, without limitation, satisfaction of the conditions to the closing of the transaction and the possibility that the transaction will not close; the timing of commencement of operations of the Renewable Diesel Facility; and the timing of the completion of the proposed transaction. These forward-looking statements involve known and unknown risks, uncertainties and other factors, many of which may be beyond the Company's control, that may cause actual results to differ materially from any future results, performance or achievements expressed or implied by the forward-looking statements. Factors and uncertainties that may cause actual results to differ include but are not limited to the risks described above, and the risks disclosed in the Company's filings with the SEC. All forward-looking statements speak only as of the date hereof. The Company undertakes no obligation to revise or update any forward-looking statements except as may be required by applicable law.

Item 9.01.   Financial Statements and Exhibits.
(d)Exhibits

Exhibit No.	Description

10.1*	Contribution Agreement by and among PBF Green Fuels LLC, PBF Energy Company LLC, Eni Sustainable Mobility US Inc., Eni Sustainable Mobility S.p.A., and St. Bernard Renewables LLC, dated as of June 27, 2023.
10.2*	Amended and Restated Limited Liability Agreement by and among St. Bernard Renewables LLC, PBF Green Fuels LLC and Eni Sustainable Mobility US, Inc., dated as of June 27, 2023.
99.1	Press Release, dated June 28, 2023.

104	Cover Page Interactive Data File (formatted as Inline XBRL).

*	Certain schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date:	June 28, 2023	PBF Energy Inc.
(Registrant)

		By:	/s/ Trecia M. Canty
		Name:	Trecia M. Canty
		Title:	Senior Vice President, General Counsel and Secretary

Date:	June 28, 2023	PBF Energy Company LLC
(Registrant)

		By:	/s/ Trecia M. Canty
		Name:	Trecia M. Canty
		Title:	Senior Vice President, General Counsel and Secretary

Date:	June 28, 2023	PBF Holding Company LLC
(Registrant)

		By:	/s/ Trecia M. Canty
		Name:	Trecia M. Canty
		Title:	Senior Vice President, General Counsel and Secretary